                Exhibit 99.2

CHCT
LISTED
NYSE

SUPPLEMENTAL INFORMATION Q3 2022

Community Healthcare Trust	3Q 2022 | Supplemental Information

ABOUT US

CHCT is a self-managed healthcare real estate investment trust (“REIT”) that owns a diverse portfolio of properties including medical office buildings, acute inpatient behavioral facilities, inpatient rehabilitation facilities, physician clinics, specialty centers, behavioral specialty facilities, and surgical centers and hospitals across the United States, primarily outside of urban centers. As a result of favorable demographic trends, increases in healthcare spending, and the shift in the delivery of healthcare services to community-based facilities, we believe our properties are essential for healthcare providers to serve their local markets.

Community Healthcare Trust	3Q 2022 | Supplemental Information

COMPANY SNAPSHOT

September 30, 2022
Gross real estate investments (in thousands) (1)	$889,974
Total properties	161
% Leased	90.8%
Total square feet owned	3,545,570
Weighted Average remaining lease term (years)	7.8
Cash and cash equivalents and restricted cash (in thousands)	$3,338
Debt to Total Capitalization	32.8%
Weighted average interest rate per annum on Revolving Line of Credit	4.47%
Weighted average interest rate per annum on Term Loans	3.79%
Equity market cap (in millions)	$828.5
Quarterly dividend paid in the period (per share)	$0.4425
Quarter end stock price (per share)	$32.75
Dividend yield	5.40%
Common shares outstanding	25,299,158
___________
(1) Includes a portion of one property accounted for as a financing lease.

Community Healthcare Trust	Page | 3	3Q 2022 | Supplemental Information

CORPORATE INFORMATION

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, TN 37067
Phone: 615-771-3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

BOARD OF DIRECTORS

Timothy G. Wallace	Alan Gardner	Robert Hensley	Claire Gulmi	R. Lawrence Van Horn	Cathrine Cotman
Chairman of the Board	Lead Independent Director	Audit Committee Chair	Compensation Committee Chair	ESG Committee Chair	Board member

EXECUTIVE MANAGEMENT TEAM

Timothy G. Wallace	David H. Dupuy	Leigh Ann Stach	Timothy L. Meyer
Chief Executive Officer and President	Executive Vice President Chief Financial Officer	Executive Vice President Chief Accounting Officer	Executive Vice President Asset Management

COVERING ANALYSTS

A. Goldfarb - Piper Sandler	M. Lewis - Truist Securities
S. Sakwa - Evercore ISI	R. Stevenson - Janney Capital Markets
B. Maher - B. Riley FBR	D. Toti - Colliers International Securities
D. Rodgers - Baird

PROFESSIONAL SERVICES

Independent Registered Public Accounting Firm	Transfer Agent
BDO USA, LLP	American Stock Transfer & Trust Company, LLC
501 Commerce Street, Suite 1400	Operations Center
Nashville, TN 37203	6201 15th Avenue
Brooklyn, NY 11219
1-800-937-5449

Community Healthcare Trust	Page | 4	3Q 2022 | Supplemental Information

FINANCIAL HIGHLIGHTS

	Three Months Ended
	3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021
	(Unaudited and in thousands, except per share data)
INCOME STATEMENT ITEMS
Revenues	$24,807	$24,049	$23,481	$23,242	$23,254
Net income	$5,673	$5,584	$5,524	$6,113	$5,354
NOI	$20,480	$19,987	$19,390	$19,707	$19,205
EBITDAre	$16,725	$16,432	$16,075	$16,553	$15,999
Adjusted EDITDAre	$19,189	$18,616	$18,197	$18,550	$18,003
FFO	$13,751	$13,725	$13,525	$13,760	$13,225
AFFO	$15,362	$14,992	$14,827	$14,901	$14,334

Per Diluted Share:
Net income attributable to common shareholders	$0.21	$0.21	$0.21	$0.23	$0.20
FFO	$0.57	$0.57	$0.56	$0.57	$0.55
AFFO	$0.63	$0.62	$0.61	$0.61	$0.59

Community Healthcare Trust	Page | 5	3Q 2022 | Supplemental Information

FINANCIAL HIGHLIGHTS (Continued)

	As of
	3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021
	(Unaudited and dollars in thousands)
BALANCE SHEET ITEMS
ASSETS
Total real estate properties	$886,958	$866,481	$840,755	$834,085	$820,201
Total assets	$811,929	$786,034	$761,230	$754,233	$747,592

CAPITALIZATION
Net debt	$310,781	$291,726	$269,670	$265,625	$257,560
Total capitalization	$946,307	$913,737	$881,769	$860,793	$844,474
Net debt/total capitalization	32.8%	31.9%	30.6%	30.9%	30.5%
Market valuation	$828,547	$908,844	$1,058,303	$1,180,923	$1,128,950
Enterprise value	$1,135,990	$1,198,212	$1,326,274	$1,443,681	$1,384,413

Community Healthcare Trust	Page | 6	3Q 2022 | Supplemental Information

CONSOLIDATED BALANCE SHEETS

	As of
	3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021
ASSETS	(Unaudited; Dollars and shares in thousands, except per share data)
Real estate properties
Land and land improvements	$103,413	$101,909	$98,561	$97,397	$95,514
Buildings, improvements, and lease intangibles	783,308	764,338	741,969	736,465	724,465
Personal property	237	234	225	223	222
Total real estate properties	886,958	866,481	840,755	834,085	820,201
Less accumulated depreciation	(157,040)	(149,049)	(140,985)	(133,056)	(125,243)
Total real estate properties, net	729,918	717,432	699,770	701,029	694,958
Cash and cash equivalents	2,656	1,699	1,178	2,351	1,641
Restricted cash	682	659	521	516	456
Other assets, net	78,673	66,244	59,761	50,337	50,537
Total assets	$811,929	$786,034	$761,230	$754,233	$747,592

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$310,781	$291,726	$269,670	$265,625	$257,560
Accounts payable and accrued liabilities	8,143	7,219	6,894	7,845	6,910
Other liabilities, net	14,519	14,127	13,552	18,651	21,451
Total liabilities	333,443	313,072	290,116	292,121	285,921

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $0.01 par value; 450,000 shares authorized	253	251	251	250	250
Additional paid-in capital	601,968	599,631	597,548	595,624	593,717
Cumulative net income	75,904	70,231	64,647	59,123	53,010
Accumulated other comprehensive gain (loss)	21,468	12,761	7,542	(4,980)	(8,269)
Cumulative dividends	(221,107)	(209,912)	(198,874)	(187,905)	(177,037)
Total stockholders’ equity	478,486	472,962	471,114	462,112	461,671
Total liabilities and stockholders' equity	$811,929	$786,034	$761,230	$754,233	$747,592

Community Healthcare Trust	Page | 7	3Q 2022 | Supplemental Information

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021
	(Unaudited; Dollars and shares in thousands, except per share data)
REVENUES
Rental income	$23,919	$23,197	$22,604	$22,428	$22,447
Other operating interest	888	852	877	814	807
	24,807	24,049	23,481	23,242	23,254

EXPENSES
Property operating	4,327	4,062	4,091	3,535	4,051
General and administrative (1)	3,762	3,610	3,316	3,155	3,206
Depreciation and amortization	8,003	8,077	7,942	7,825	7,812
	16,092	15,749	15,349	14,515	15,069

INCOME BEFORE INCOME TAXES AND OTHER ITEMS	8,715	8,300	8,132	8,727	8,185
Gain on sale of real estate	—	—	—	237	—
Interest expense	(3,028)	(2,755)	(2,626)	(2,789)	(2,788)
Deferred income tax (expense) benefit	(21)	(16)	17	(63)	(45)
Interest and other income	7	55	1	1	2
NET INCOME	$5,673	$5,584	$5,524	$6,113	$5,354

NET INCOME PER COMMON SHARE
NET INCOME PER DILUTED COMMON SHARE	$0.21	$0.21	$0.21	$0.23	$0.20
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	23,587	23,578	23,570	23,566	23,472
DIVIDENDS DECLARED, PER COMMON SHARE, IN THE PERIOD	$0.4425	$0.4400	$0.4375	$0.4350	$0.4325

(1) GENERAL AND ADMINISTRATIVE EXPENSES:
Non-cash vs. Cash:
Non-cash (stock-based compensation)	65.5%	60.5%	64.0%	63.3%	62.5%
Cash	34.5%	39.5%	36.0%	36.7%	37.5%
As a % of Revenue:
Non-cash (stock-based compensation)	9.9%	9.1%	9.0%	8.5%	8.6%
Cash	5.2%	5.9%	5.1%	4.9%	5.2%

Community Healthcare Trust	Page | 8	3Q 2022 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES

FUNDS FROM OPERATIONS (FFO)
ADJUSTED FUNDS FROM OPERATIONS (AFFO)

	Three Months Ended
	3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021
	(Unaudited; Dollars and shares in thousands, except per share data)
NET INCOME	$5,673	$5,584	$5,524	$6,113	$5,354
Real estate depreciation and amortization	8,078	8,141	8,001	7,884	7,871
Gain on sale of real estate	—	—	—	(237)	—
FFO	$13,751	$13,725	$13,525	$13,760	$13,225
Straight-line rent	(853)	(917)	(820)	(856)	(895)
Stock-based compensation	2,464	2,184	2,122	1,997	2,004
AFFO	$15,362	$14,992	$14,827	$14,901	$14,334
FFO PER COMMON SHARE	$0.57	$0.57	$0.56	$0.57	$0.55
AFFO PER COMMON SHARE	$0.63	$0.62	$0.61	$0.61	$0.59
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	24,312	24,247	24,344	24,306	24,220

AFFO, ADJUSTED FOR ACQUISITIONS (1)

AFFO	$15,362	$14,992	$14,827	$14,901	$14,334
Revenue on Properties Acquired in the period (2)	308	302	132	220	131
Property operating expense adjustment (2)	(4)	(31)	(59)	(75)	(28)
AFFO, ADJUSTED FOR ACQUISITIONS	$15,666	$15,263	$14,900	$15,046	$14,437

(1) AFFO is adjusted to reflect acquisitions as if they had occurred on the first day of the applicable period.
(2) Revenue and expense adjustments are calculated based on expected returns and leases in place at acquisition.

AMORTIZATION OF DEFERRED COMPENSATION
Amortization Required by GAAP (3)	$2,464	$2,184	$2,122	$1,997	$2,004
Amortization Based on Legal Vesting Periods	1,822	1,701	1,671	1,474	1,457
Acceleration of Amortization	$642	$483	$451	$523	$547

(3) GAAP requires that deferred compensation be amortized over the earlier of the vesting or retirement eligibility date.

Community Healthcare Trust	Page | 9	3Q 2022 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

NET OPERATING INCOME (NOI)

	Three Months Ended
	3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021
	(Unaudited; Dollars and shares in thousands, except per share data)
NET OPERATING INCOME
Net income	$5,673	$5,584	$5,524	$6,113	$5,354
General and administrative	3,762	3,610	3,316	3,155	3,206
Depreciation and amortization	8,003	8,077	7,942	7,825	7,812
Gain on sale of depreciable real estate	—	—	—	(237)	—
Interest expense	3,028	2,755	2,626	2,789	2,788
Deferred Income tax expense (benefit)	21	16	(17)	63	45
Interest and other income, net	(7)	(55)	(1)	(1)	(2)
NOI	$20,480	$19,987	$19,390	$19,707	$19,203

EBITDAre and ADJUSTED EBITDAre

EBITDAre
Net income	$5,673	$5,584	$5,524	$6,113	$5,354
Interest expense	3,028	2,755	2,626	2,789	2,788
Depreciation and amortization	8,003	8,077	7,942	7,825	7,812
Deferred Income tax expense (benefit)	21	16	(17)	63	45
Gain on sale of depreciable real estate	—	—	—	(237)	—
EBITDAre	$16,725	$16,432	$16,075	$16,553	$15,999
Non-cash stock-based compensation expense	2,464	2,184	2,122	1,997	2,004
ADJUSTED EBITDAre	$19,189	$18,616	$18,197	$18,550	$18,003

ADJUSTED EBITDAre ANNUALIZED (1)	$76,756

(1)	Adjusted EBITDAre multiplied by 4. This annualized amount may differ significantly from the actual full year results.

Community Healthcare Trust	Page | 10	3Q 2022 | Supplemental Information

WEIGHTED AVERAGE SHARES

	Three Months Ended
	3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021
	(Unaudited; Dollars and shares in thousands, except per share data)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	25,221	25,087	25,060	24,982	24,826
Unvested restricted shares	(1,634)	(1,509)	(1,490)	(1,416)	(1,354)
Weighted average common shares outstanding - EPS	23,587	23,578	23,570	23,566	23,472

Weighted average common shares outstanding - FFO Basic	23,587	23,578	23,570	23,566	23,472
Dilutive potential common shares (from below)	725	669	774	740	748
Weighted average common shares outstanding - FFO Diluted	24,312	24,247	24,344	24,306	24,220

TREASURY SHARE CALCULATION
Unrecognized deferred compensation-end of period	$36,364	$30,886	$32,087	$29,943	$32,215
Unrecognized deferred compensation-beginning of period	$30,886	$32,087	$29,943	$32,215	$26,600
Average unrecognized deferred compensation	$33,625	$31,487	$31,015	$31,079	$29,408
Average share price per share	$36.97	$37.47	$43.30	$45.93	$48.49
Treasury shares	909	840	716	676	606

Unvested restricted shares	1,634	1,509	1,490	1,416	1,354
Treasury shares	(909)	(840)	(716)	(676)	(606)
Dilutive potential common shares	725	669	774	740	748

Community Healthcare Trust	Page | 11	3Q 2022 | Supplemental Information

EXECUTIVE COMPENSATION

					Performance Based Incentive Compensation
Name and Position	Year	Total Compensation	Salary Taken In Stock (1)	Other (2)	Bonus Stock (1)	Alignment of Interest Stock (3)	1-Year Total Shareholder Return Stock	3-Year Total Shareholder Return Stock	5-Year Total Shareholder Return Stock	Total Performance Based Incentive Compensation	Percent of Total

Timothy G. Wallace	2021	$4,788,861	$750,000	$11,650	$862,500	$1,621,703	$—	$771,504	$771,504	$4,027,211	84.1%
Chief Executive Officer and President	2020	$3,737,563	$645,000	$13,382	$548,250	$1,402,181	$483,750	$645,000	$—	$3,079,181	82.4%
	2019	$2,595,964	$540,000	$10,800	$216,000	$884,164	$405,000	$540,000	$—	$2,045,164	78.8%

David H. Dupuy (4)	2021	$3,183,341	$460,000	$253,262	$529,000	$994,675	$—	$473,202	$473,202	$2,470,079	77.6%
Executive Vice President and Chief Financial Officer	2020	$2,451,981	$392,000	$188,572	$333,200	$852,209	$294,000	$392,000	$—	$1,871,409	76.3%
	2019	$1,383,110	$233,333	$192,729	$23,333	$321,215	$262,500	$350,000	$—	$957,048	69.2%

Leigh Ann Stach	2021	$2,472,513	$387,600	$3,648	$445,740	$838,123	$—	$398,701	$398,701	$2,081,265	84.2%
Executive Vice President and Chief Accounting Officer	2020	$1,895,617	$326,800	$8,734	$277,780	$710,403	$245,100	$326,800	$—	$1,560,083	82.3%
	2019	$1,274,444	$266,000	$1,000	$106,400	$435,544	$199,500	$266,000	$—	$1,007,444	79.0%

Timothy L. Meyer (5)	2021	$917,202	$280,000	$14,789	$165,000	$457,413	$—	$—	$—	$622,413	67.9%
Executive Vice President - Asset Management

(1) Each Executive Officer has elected to take 100% of their salary and cash bonus in deferred stock with an 8-year cliff vesting.
(2) Other includes employer contributions to the executive officer's health savings account (HSA) and 401(k); moving and relocation expenses for Mr. Dupuy in 2019; the value of the grant of 5,000 shares of restricted stock to Mr. Dupuy in each of the years 2019, 2020 and 2021, and the value of the grant of 260 shares of restricted stock to Mr. Meyer in 2021.
(3) Alignment of interest stock grants per the Alignment Interest Program which is part of the Company's Incentive Plan.
(4) Mr. Dupuy joined the Company on May 1, 2019.
(5) Mr. Meyer joined the Company on July 1, 2019 and was promoted to Executive Vice President on October 1, 2021.

	CEO Pay Ratios
	CEO and President	Median Employee	Average Employee (1)	Lowest Paid Employee (1)
Cash	$—	$113,500	$106,841	$53,000
Compensation Taken in Stock	4,777,211	75,000	303,712	—
Other Compensation	11,650	2,672	4,187	—
Total Compensation	$4,788,861	$191,172	$414,740	$53,000
CEO to Employee Ratio		25:1	12:1	90:1
___________
(1) Excludes part-time employees who worked less than 20 hours per week.

Community Healthcare Trust	Page | 12	3Q 2022 | Supplemental Information

DEBT SUMMARY

	As of September 30, 2022
	Principal Balance	Stated Rate	Hedged Rate
	(in thousands)

Revolving credit facility	$57,000	4.47%	—
Term loan A-2	50,000	1.85%	4.18%
Term loan A-3	75,000	2.05%	4.28%
Term loan A-4	125,000	2.05%	3.34%
Total Credit Facility	307,000

Secured mortgage loan	4,977	4.98%	—

Debt	311,977
Deferred Financing Costs, net	(1,196)
Debt, net	$310,781

Select Covenants	Required	3Q 2022
Leverage ratio	≤ 60.0%	33.8%
Fixed charge coverage ratio	≥ 1.50x	6.04
Tangible net worth (in thousands)	≥ $450,273	$609,921
Secured indebtedness	≤ 30.0%	0.5%
Minimum debt service coverage ratio	≥ 2.0	6.92

Community Healthcare Trust	Page | 13	3Q 2022 | Supplemental Information

2022 PROPERTY ACQUISITIONS

Property	Market	Property Type	Date Acquired	% Leased at Acquisition	Purchase Price (in thousands)	Square Feet
Granite Circle	Toledo, OH	MOB	03/09/22	100.0%	$2,606	17,465
Fremont Medical Office Building	Fremont, NE	MOB	03/09/22	100.0%	3,232	12,850
Rehabilitation Hospital of Northern Cincinnati	Cincinnati, OH	IRF	05/12/22	100.0%	23,500	37,720
Sanford West Behavioral Facility	Marne, MI	BSF	09/01/22	100.0%	13,238	96,886
Mercy One Physicians Clinic	Des Moines, IA	PC	09/20/22	100.0%	4,272	17,318

				100.0%	$46,848	182,239

Community Healthcare Trust	Page | 14	3Q 2022 | Supplemental Information

PORTFOLIO DIVERSIFICATION

Property Type	Annualized Rent (%)
Medical Office Building (MOB)	29.1%
Inpatient Rehabilitation Facilities (IRF)	19.0%
Acute Inpatient Behavioral (AIB)	16.2%
Specialty Centers (SC)	12.7%
Physician Clinics (PC)	9.8%
Surgical Centers and Hospitals (SCH)	5.8%
Behavioral Specialty Facilities (BSF)	5.6%
Long-term Acute Care Hospitals (LTACH)	1.8%
Total	100.0%

State	Annualized Rent (%)
Texas (TX)	15.9%
Ohio (OH)	12.7%
Illinois (IL)	12.6%
Florida (FL)	6.5%
Massachusetts (MA)	4.2%
Pennsylvania (PA)	4.2%
All Others (Less than 4%)	43.9%
Total	100.0%

Tenant	Annualized Rent (%)
Everest Rehabilitation (Everest)	10.9%
US Healthvest	9.3%
Genesis Care (Genesis)	4.3%
All Others (Less than 4%)	75.5%
Total	100.0%

Community Healthcare Trust	Page | 15	3Q 2022 | Supplemental Information

LEASE EXPIRATIONS

LEASE EXPIRATIONS
2022
$135
2023
$6,429
2024
$4,982
2025
$7,814
2026
$7,196
2027
$3,689
2028
$3,862
2029
$5,602
2030
$3,587
2031
$5,599
2032+
$33,508
MTM
$536
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
Annualized Lease Revenue (thousands)

		Total Leased Sq. Ft.		Annualized Rent
Year	Number of Leases Expiring	Amount	Percent (%)	Amount ($) (thousands)	Percent (%)
2022	3	7,528	0.2%	$135	0.2%
2023	59	314,263	9.8%	6,429	7.8%
2024	39	243,766	7.6%	4,982	6.0%
2025	37	294,816	9.2%	7,814	9.4%
2026	37	314,547	9.8%	7,196	8.7%
2027	30	180,828	5.6%	3,689	4.4%
2028	18	203,403	6.3%	3,862	4.7%
2029	14	213,403	6.6%	5,602	6.8%
2030	14	138,293	4.3%	3,587	4.3%
2031	9	211,646	6.6%	5,599	6.8%
Thereafter	41	1,072,491	33.3%	33,508	40.3%
Month-to-Month	11	23,852	0.7%	536	0.6%
Totals	312	3,218,836	100.0%	$82,939	100.0%
Total portfolio was approximately 90.8% leased in the aggregate at September 30, 2022 with lease expirations ranging from 2022 through 2039.

Community Healthcare Trust	Page | 16	3Q 2022 | Supplemental Information

PROPERTY LOCATIONS

Approximately 52% of our property revenues are in MSAs with populations over 1,000,000 and approximately 91% are in MSAs with populations over 100,000.

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Lancaster MOB	MOB	10,646	0.30%	$373.0	0.45%	13,200,998	Los Angeles-Long Beach-Anaheim, CA	2
Future Diagnostics Group	SC	8,876	0.25%	$383.2	0.46%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Gurnee Medical Office Building	MOB	22,943	0.65%	$133.1	0.16%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Joliet Oncology-Hematology Associates	PC	7,905	0.22%	$366.5	0.44%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Morris Cancer Center	MOB	18,470	0.52%	$607.5	0.73%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Center for Reconstructive Surgery - Oak Lawn	MOB	33,356	0.94%	$403.3	0.49%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence	PC	14,863	0.42%	$304.7	0.37%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence Regional Cancer Center	SC	44,888	1.27%	$1,431.6	1.73%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Skin MD	PC	13,565	0.38%	$500.5	0.60%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Chicago Behavioral Hospital	AIB	85,000	2.40%	$2,139.7	2.58%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
US HealthVest - Lake	AIB	83,658	2.36%	$2,877.5	3.47%	9,618,502	Chicago-Naperville-Elgin, IL-IN-WI	3
Texas Rehabilitation Hospital of Fort Worth, LLC	IRF	39,761	1.12%	$1,949.2	2.35%	7,637,387	Dallas-Fort Worth-Arlington, TX	4
Bayside Medical Center	MOB	50,593	1.43%	$868.4	1.05%	7,122,240	Houston-The Woodlands-Sugar Land, TX	5
Clear Lake Institute for Rehabilitation	IRF	55,646	1.57%	$2,842.1	3.43%	7,122,240	Houston-The Woodlands-Sugar Land, TX	5
Northwest Surgery Center	SCH	11,200	0.32%	$—	—%	7,122,240	Houston-The Woodlands-Sugar Land, TX	5
Gessner Road MOB	MOB	14,360	0.41%	$294.7	0.36%	7,122,240	Houston-The Woodlands-Sugar Land, TX	5
Haddon Hill Professional Center	MOB	24,567	0.69%	$286.1	0.35%	6,245,051	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7
Hopebridge - Westlake	BSF	15,057	0.42%	$226.5	0.27%	6,245,051	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7
Continuum Wellness Center	MOB	8,227	0.23%	$158.5	0.19%	4,845,832	Phoenix-Mesa-Chandler, AZ	11
Desert Endoscopy Center	SCH	11,722	0.33%	$270.4	0.33%	4,845,832	Phoenix-Mesa-Chandler, AZ	11
Mountain View Surgery Center	SCH	14,046	0.40%	$323.1	0.39%	4,845,832	Phoenix-Mesa-Chandler, AZ	11
Associated Surgical Center of Dearborn	SCH	12,400	0.35%	$404.5	0.49%	4,392,041	Detroit-Warren-Dearborn, MI	14
Berry Surgical Center	SCH	27,217	0.77%	$603.4	0.73%	4,392,041	Detroit-Warren-Dearborn, MI	14
Smokey Point Behavioral Hospital	AIB	70,100	1.98%	$2,731.8	3.29%	4,018,762	Seattle-Tacoma-Bellevue, WA	15
Sanderling Dialysis	SC	11,300	0.32%	$402.5	0.49%	3,298,634	San Diego-Chula Vista-Carlsbad, CA	17
Bay Area Physicians Surgery Center	MOB	18,708	0.53%	$267.3	0.32%	3,175,275	Tampa-St. Petersburg-Clearwater, FL	18
Liberty Dialysis	SC	8,450	0.24%	$267.9	0.32%	2,963,821	Denver-Aurora-Lakewood, CO	19
Eyecare Partners	PC	6,487	0.18%	$139.0	0.17%	2,820,253	St. Louis, MO-IL	21
Eyecare Partners	PC	5,560	0.16%	$45.3	0.06%	2,820,253	St. Louis, MO-IL	21
Eyecare Partners	SCH	16,608	0.47%	$310.6	0.37%	2,820,253	St. Louis, MO-IL	21
Eyecare Partners	PC	6,311	0.18%	$49.5	0.06%	2,820,253	St. Louis, MO-IL	21
Righttime Medical Care	SC	6,236	0.18%	$304.9	0.37%	2,844,510	Baltimore-Columbia-Towson, MD	20

Community Healthcare Trust	Page | 17	3Q 2022 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Waters Edge Medical	MOB	23,388	0.66%	$512.8	0.62%	2,844,510	Baltimore-Columbia-Towson, MD	20
Bassin Center For Plastic-Surgery-Villages	PC	2,894	0.08%	$166.0	0.20%	2,673,376	Orlando-Kissimmee-Sanford, FL	22
Bassin Center For Plastic Surgery-Orlando	PC	2,420	0.07%	$138.8	0.17%	2,673,376	Orlando-Kissimmee-Sanford, FL	22
Kissimmee Physicians Clinic	PC	4,902	0.14%	$107.1	0.13%	2,673,376	Orlando-Kissimmee-Sanford, FL	22
Orthopaedic Associates of Osceola	PC	15,167	0.43%	$347.2	0.42%	2,673,376	Orlando-Kissimmee-Sanford, FL	22
Medical Village at Wintergarden	MOB	21,532	0.61%	$575.0	0.69%	2,673,376	Orlando-Kissimmee-Sanford, FL	22
Baptist Health	PC	13,500	0.38%	$391.4	0.47%	2,558,143	San Antonio-New Braunfels, TX	24
San Antonio Head & Neck Surgical Associates	PC	6,500	0.18%	$184.2	0.22%	2,558,143	San Antonio-New Braunfels, TX	24
Vascular Access Centers of Southern Nevada	SC	4,800	0.14%	$—	—%	2,265,461	Las Vegas-Henderson-Paradise, NV	29
Butler Medical Center	MOB	10,116	0.29%	$265.3	0.32%	2,370,930	Pittsburgh, PA	27
Forefront Dermatology Building	MOB	15,650	0.44%	$332.1	0.40%	2,370,930	Pittsburgh, PA	27
Greentree Primary Care	MOB	34,077	0.96%	$884.4	1.07%	2,370,930	Pittsburgh, PA	27
Assurance Health System	BSF	14,381	0.41%	$539.2	0.65%	2,256,884	Cincinnati, OH-KY-IN	30
Cavalier Medical & Dialysis Center	MOB	18,970	0.54%	$49.3	0.06%	2,256,884	Cincinnati, OH-KY-IN	30
51 Cavalier Blvd	MOB	18,016	0.51%	$180.2	0.22%	2,256,884	Cincinnati, OH-KY-IN	30
Davita Commercial Way	SC	4,980	0.14%	$112.0	0.14%	2,256,884	Cincinnati, OH-KY-IN	30
Fresenius Florence Dialysis Center	MOB	17,845	0.50%	$300.4	0.36%	2,256,884	Cincinnati, OH-KY-IN	30
Anderson Ferry Plaza	MOB	43,599	1.23%	$481.7	0.58%	2,256,884	Cincinnati, OH-KY-IN	30
Everest Rehabilitation Hospital	IRF	37,720	1.06%	$2,408.8	2.90%	2,256,884	Cincinnati, OH-KY-IN	30
Prairie Star Medical Facility I	MOB	24,724	0.70%	$897.6	1.08%	2,192,035	Kansas City, MO-KS	31
Prairie Star Medical Facility II	MOB	24,840	0.70%	$64.9	0.08%	2,192,035	Kansas City, MO-KS	31
Court Street Surgery Center	SCH	7,787	0.22%	$77.9	0.09%	2,138,926	Columbus, OH	32
Hopebridge - Columbus	BSF	13,969	0.39%	$170.9	0.21%	2,138,926	Columbus, OH	32
Sedalia Medical Center	MOB	20,019	0.56%	$315.6	0.38%	2,138,926	Columbus, OH	32
Ravines Edge	MOB	16,751	0.47%	$262.1	0.32%	2,138,926	Columbus, OH	32
Assurance Health, LLC	BSF	10,200	0.29%	$362.1	0.44%	2,111,040	Indianapolis-Carmel-Anderson, IN	33
Assurance Health System	BSF	13,722	0.39%	$481.4	0.58%	2,111,040	Indianapolis-Carmel-Anderson, IN	33
Kindred Hospital Indianapolis North	LTACH	37,270	1.05%	$1,521.2	1.83%	2,111,040	Indianapolis-Carmel-Anderson, IN	33
Brook Park Medical Building	MOB	18,444	0.52%	$388.7	0.47%	2,088,251	Cleveland-Elyria, OH	34

Community Healthcare Trust	Page | 18	3Q 2022 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Assurance - Hudson	BSF	13,290	0.37%	$538.1	0.65%	2,088,251	Cleveland-Elyria, OH	34
Rockside Medical Center	MOB	55,316	1.56%	$1,135.1	1.37%	2,088,251	Cleveland-Elyria, OH	34
Virginia Orthopaedic & Spine Specialists	PC	8,445	0.24%	$153.1	0.19%	1,799,674	Virginia Beach-Norfolk-Newport News, VA-NC	37
South County Hospital	PC	13,268	0.37%	$305.2	0.37%	1,676,579	Providence-Warwick, RI-MA	38
Ortho Rhode Island - Warwick	PC	7,340	0.21%	$212.8	0.26%	1,676,579	Providence-Warwick, RI-MA	38
Genesis Care - Warwick	SC	10,236	0.29%	$358.4	0.43%	1,676,579	Providence-Warwick, RI-MA	38
Mercy Rehabilitation Hospital	IRF	39,637	1.12%	$1,949.2	2.35%	1,425,695	Oklahoma City, OK	41
Memphis Center	MOB	11,669	0.33%	$227.7	0.28%	1,337,779	Memphis, TN-MS-AR	43
Sanderling Dialysis	SC	10,133	0.29%	$536.3	0.65%	1,337,779	Memphis, TN-MS-AR	43
Glastonbury	MOB	49,806	1.40%	$727.9	0.88%	1,213,531	Hartford-East Hartford-Middletown, CT	48
Sterling Medical Center	MOB	28,685	0.81%	$417.3	0.50%	1,166,902	Buffalo-Cheektowaga, NY	49
Gardendale MOB	MOB	12,956	0.37%	$314.3	0.38%	1,115,289	Birmingham-Hoover, AL	50
Sanford West Behavioral Facility	BSF	96,886	2.73%	$1,287.0	1.55%	1,087,592	Grand Rapids-Kentwood, MI	52
Genesis Care - Southbridge	SC	20,046	0.57%	$841.3	1.01%	978,529	Worcester, MA-CT	57
Worcester Behavioral	AIB	81,972	2.31%	$2,651.1	3.20%	978,529	Worcester, MA-CT	57
Los Alamos Professional Plaza	MOB	42,332	1.19%	$633.5	0.76%	870,781	McAllen-Edinburg-Mission, TX	65
Cardiology Associates of Greater Waterbury	PC	16,793	0.47%	$310.7	0.38%	864,835	New Haven-Milford, CT	68
Columbia Gastroenterology Surgery Center	MOB	17,016	0.48%	$304.3	0.37%	829,470	Columbia, SC	72
Davita Turner Road	SC	18,125	0.51%	$395.3	0.48%	814,049	Dayton-Kettering, OH	73
Davita Springboro Pike	SC	10,510	0.30%	$224.6	0.27%	814,049	Dayton-Kettering, OH	73
Davita Business Center Court	SC	12,988	0.37%	$273.9	0.33%	814,049	Dayton-Kettering, OH	73
Genesis Care - Bonita Springs	SC	4,445	0.13%	$263.2	0.32%	760,822	Cape Coral-Fort Myers, FL	78
Genesis Care - Fort Myers	SC	46,356	1.31%	$804.7	0.97%	760,822	Cape Coral-Fort Myers, FL	78
Parkway Professional Plaza	MOB	40,918	1.15%	$848.9	1.02%	725,046	Lakeland-Winter Haven, FL	81
Mercy One Physicians Clinic	PC	17,318	0.49%	$382.7	0.46%	709,466	Des Moines-West Des Moines, IA	82
Novus Clinic	SCH	14,315	0.40%	$296.3	0.36%	702,219	Akron, Oh	83
UH Walden Health Center	PC	11,000	0.31%	$320.5	0.39%	702,219	Akron, Oh	83
Daytona Medical Office	MOB	20,193	0.57%	$387.4	0.47%	668,921	Deltona-Daytona Beach-Ormond Beach, FL	90
Debary Professional Plaza	MOB	22,854	0.64%	$184.0	0.22%	668,921	Deltona-Daytona Beach-Ormond Beach, FL	90
UW Health Clinic- Portage	PC	14,000	0.39%	$318.7	0.38%	680,796	Madison, WI	87
Cypress Medical Center	MOB	39,746	1.12%	$366.8	0.44%	647,610	Wichita, KS	93

Community Healthcare Trust	Page | 19	3Q 2022 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Family Medicine East	PC	16,581	0.47%	$331.6	0.40%	647,610	Wichita, KS	93
Grene Vision Center	PC	18,681	0.53%	$308.6	0.37%	647,610	Wichita, KS	93
Perrysburg Medical Arts Building	MOB	25,930	0.73%	$438.4	0.53%	646,604	Toledo, OH	94
St. Vincent Mercy Medical Center, Inc.	PC	23,368	0.66%	$313.6	0.38%	646,604	Toledo, OH	94
Assurance - Toledo	BSF	13,290	0.37%	$505.6	0.61%	646,604	Toledo, OH	94
Granite Circle	MOB	17,164	0.48%	$234.2	0.28%	646,604	Toledo, OH	94
Bassin Center For Plastic Surgery-Melbourne	PC	5,228	0.15%	$299.9	0.36%	606,612	Palm Bay-Melbourne-Titusville, FL	96
Penn State Health - Camp Hill	SC	8,400	0.24%	$173.0	0.21%	591,712	Harrisburg-Carlisle, PA	98
Penn State Health - Harrisburg	SC	10,000	0.28%	$206.0	0.25%	591,712	Harrisburg-Carlisle, PA	98
Eynon Surgery Center	SCH	6,500	0.18%	$190.5	0.23%	567,559	Scranton--Wilkes-Barre, PA	100
Riverview Medical Center	MOB	26,199	0.74%	$440.3	0.53%	567,559	Scranton--Wilkes-Barre, PA	100
Manteca Medical Group Building	PC	10,564	0.30%	$304.3	0.37%	552,878	Modesto, CA	103
Everest Rehabilitation Hospital	IRF	38,817	1.09%	$2,195.8	2.65%	546,725	Fayetteville-Springdale-Rogers, AR	105
Grandview Plaza	MOB	20,000	0.56%	$303.6	0.37%	552,984	Lancaster, PA	102
Pinnacle Health	PC	10,753	0.30%	$241.2	0.29%	552,984	Lancaster, PA	102
Treasure Coast Medical Pavilion	MOB	56,915	1.61%	$763.6	0.92%	487,657	Port St. Lucie, FL	115
AMG Specialty Hospital - Lafayette	MOB	29,062	0.82%	$—	—%	478,384	Lafayette, LA	116
Everest Rehabilitation Hospital	IRF	38,817	1.09%	$2,181.1	2.63%	475,367	Killeen-Temple, TX	118
Genesis Care - Asheville	SC	10,850	0.31%	$210.0	0.25%	469,015	Asheville, NC	120
Genesis Care - Weaverville	SC	10,696	0.30%	$417.2	0.50%	469,015	Asheville, NC	120
Martin Foot & Ankle Clinic	PC	27,100	0.76%	$406.8	0.49%	456,438	York-Hanover, PA	121
Affinity Health Center	MOB	47,366	1.34%	$506.7	0.61%	401,574	Canton-Massillon, OH	137
Prattville Town Center Medical Office Bldg	MOB	13,319	0.38%	$371.7	0.45%	386,047	Montgomery, AL	142
Wellmont Bristol Urgent Care	SC	4,548	0.13%	$76.2	0.09%	307,614	Kingsport-Bristol, TN-VA	165
Bristol Pediatric Associates	MOB	10,804	0.30%	$179.2	0.22%	307,614	Kingsport-Bristol, TN-VA	165
Bluewater Orthopedics Center	MOB	10,255	0.29%	$215.6	0.26%	286,973	Crestview-Fort Walton Beach-Destin, FL	171
Everest Rehabilitation Hospital	IRF	38,817	1.09%	$2,246.6	2.71%	286,184	Longview, TX	172
Londonderry Centre	MOB	21,115	0.60%	$403.8	0.49%	277,547	Waco, TX	176
Meridian Behavioral Health Systems	AIB	132,430	3.74%	$3,075.3	3.71%	258,859	Charleston, WV	190
Gulf Coast Cancer Centers-Foley	SC	6,146	0.17%	$167.1	0.20%	231,767	Daphne-Fairhope-Foley, AL	200
Gulf Coast Cancer Centers- Gulf Shores	SC	6,398	0.18%	$129.2	0.16%	231,767	Daphne-Fairhope-Foley, AL	200

Community Healthcare Trust	Page | 20	3Q 2022 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Monroe Surgical Hospital	SCH	58,121	1.64%	$2,297.0	2.77%	207,104	Monroe, LA	219
Tuscola Professional Building	MOB	25,500	0.72%	$598.2	0.72%	190,124	Saginaw, MI	229
Fresenius Ft. Valley	SC	4,920	0.14%	$98.3	0.12%	191,614	Warner Robins, GA	228
Genesis Care - Redding	SC	12,206	0.34%	$552.9	0.67%	182,155	Redding, CA	233
Kedplasma	SC	12,870	0.36%	$272.1	0.33%	171,415	Burlington, NC	251
Decatur Morgan Hospital Medical Office Building	MOB	35,933	1.01%	$579.0	0.70%	156,494	Decatur, AL	268
Provena Medical Center	MOB	54,894	1.55%	$654.7	0.79%	107,502	Kankakee, IL	346
Parkside Family & Davita Clinics	MOB	15,637	0.44%	$214.3	0.26%	98,331	Victoria, TX	361
Marion Medical Plaza	MOB	27,246	0.77%	$345.8	0.42%	45,243	Marion, OH	N/A
Fresenius Gallipolis Dialysis Center	SC	15,110	0.43%	$159.3	0.19%	48,033	Point Pleasant, WV-OH, PA	N/A
Davita Etowah Dialysis Center	SC	4,720	0.13%	$66.1	0.08%	50,179	Athens, TN	N/A
Fresenius Dialysis Center	MOB	17,746	0.50%	$343.6	0.41%	48,330	Corsicana, TX	N/A
Davita Dialysis	MOB	12,545	0.35%	$447.4	0.54%	42,837	Pahrump, NV	N/A
Arkansas Valley Surgery Center	MOB	10,853	0.31%	$256.8	0.31%	54,929	Canon City, CO	N/A
Wellmont Norton Urgent Care	SC	4,843	0.14%	$55.7	0.07%	37,943	Big Stone Gap, VA	N/A
Wellmont Associates Complex	MOB	32,757	0.92%	$353.0	0.43%	37,943	Big Stone Gap, VA	N/A
Eyecare Partners	PC	8,421	0.24%	$134.3	0.16%	49,019	Centralia, IL	N/A
Gulf Coast Cancer Centers-Brewton	SC	3,971	0.11%	$108.0	0.13%	47,442	Atmore, AL	N/A
Baylor Scott & White Clinic	PC	37,354	1.05%	$481.0	0.58%	53,230	Brenham, TX	N/A
Ottumwa Medical Clinic	MOB	68,895	1.94%	$722.8	0.87%	43,100	Ottumwa, IA	N/A
Ottumwa Medical Clinic	MOB	6,850	0.19%	$111.2	0.13%	42,840	Ottumwa, IA	N/A
Sanderling Dialysis Center	SC	4,186	0.12%	$286.5	0.35%	39,662	Crescent City, CA	N/A
Fremont Medical Office Building & Surgery Ctr	MOB	13,050	0.37%	$319.1	0.39%	47,894	Fremont, NE	N/A
Russellville Medical Plaza	MOB	29,129	0.82%	$154.4	0.19%	County: 32,113	Rural - No CBSA	N/A
Genesis Care - Andalusia	SC	10,373	0.29%	$374.1	0.45%	County: 37,570	Rural - No CBSA	N/A
Lexington Carilion Clinic	PC	15,820	0.45%	$369.3	0.45%	County: 22,650	Rural - No CBSA	N/A
Dahlonega Medical Mall	MOB	22,804	0.64%	$276.5	0.33%	County: 33,488	Rural - No CBSA	N/A
Batesville Regional Medical Center	MOB	9,263	0.26%	$48.1	0.06%	County: 33,208	Rural - No CBSA	N/A
Tri Lakes Behavioral	BSF	58,400	1.65%	$535.2	0.65%	County: 33,208	Rural - No CBSA	N/A
North Mississippi Health Services	MOB	17,629	0.50%	$91.6	0.11%	County: 34,180	Rural - No CBSA	N/A
North Mississippi Health Services	MOB	27,743	0.78%	$144.2	0.17%	County: 34,180	Rural - No CBSA	N/A

Community Healthcare Trust	Page | 21	3Q 2022 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
North Mississippi Health Services	MOB	18,074	0.51%	$93.9	0.11%	County: 34,180	Rural - No CBSA	N/A
North Mississippi Health Services	MOB	9,890	0.28%	$51.4	0.06%	County: 34,180	Rural - No CBSA	N/A
Genesis Care - Princeton	SC	7,236	0.20%	$186.8	0.23%	County: 59,664	Rural - No CBSA	N/A
Sanderling Dialysis Center	SC	5,217	0.15%	$262.9	0.32%	County: 13,367	Rural - No CBSA	N/A
North Mississippi Health Services	MOB	3,378	0.10%	$17.6	0.02%	County: 34,180	Rural - No CBSA	N/A
Rettig Family Healthcare	PC	12,000	0.34%	$180.0	0.22%	County: 22,146	Rural - No CBSA	N/A
Wellmont Lebanon Urgent Care	SC	8,369	0.24%	$104.6	0.13%	County: 25,781	Rural - No CBSA	N/A

Community Healthcare Trust	Page | 22	3Q 2022 | Supplemental Information

REPORTING DEFINITIONS

Acute Inpatient Behavioral Facilities (AIB)
Behavioral inpatient acute care facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses on an inpatient basis. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

AFFO, Adjusted for Acquisitions
AFFO, Adjusted for Acquisitions, adjusts AFFO to show the impact of the real estate properties acquired in the period as if they had been acquired on the first day of the reporting period, using the expected returns and in-place leases at the time of the acquisition. The Company believes that AFFO, Adjusted for Acquisitions, is useful because it allows investors, analysts and Company management visibility into the impact on the Company's results of operations in future reporting periods resulting from its current period acquisitions.

Annualized Rent
Base rent for the current month multiplied by 12.

Behavioral Specialty Facilities (BSF)
Behavioral specialty facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

EBITDAre and Adjusted EBITDAre
The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of EBITDAre which is net income plus interest expense, income tax expense, and depreciation and amortization, plus losses or minus gains on the disposition of depreciable property, including losses/gains on change of control, plus impairment write-downs of depreciable property and of investments in unconsolidated affiliates caused by a decrease in value of depreciable property in the affiliate, plus or minus adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates and consolidated affiliates with non-controlling interest. The Company also presents Adjusted EBITDAre which is EBITDAre before non-cash stock-based compensation amortization.

We consider EBITDAre and Adjusted EBITDAre important measures because they provide additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt.

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

Community Healthcare Trust	Page | 23	3Q 2022 | Supplemental Information

REPORTING DEFINITIONS (continued)

The Company uses the NAREIT definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to net income (calculated in accordance with GAAP), excluding gains or losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, plus depreciation and amortization related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT also provides REITs with an option to exclude gains, losses and impairments of assets that are incidental to the main business of the REIT from the calculation of FFO. The Company has included AFFO which it has defined as FFO, excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and the amortization of stock-based compensation, and including or excluding other non-cash items from time to time. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities
(determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

Inpatient Rehabilitation Facilities (IRF)
Inpatient rehabilitation facilities are free standing rehabilitation hospitals, or may be units within an acute care hospital, that provide intensive rehabilitation programs to patients.

Long-Term Acute Care Hospitals (LTACH)
Long-term acute care hospitals provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities.

Medical Office Building (MOB)
Medical office buildings are buildings occupied by healthcare providers and may be located near hospitals or other facilities where healthcare services are rendered or in close proximity to a population base. Medical office buildings can be leased to physicians, physician practice groups, hospitals, healthcare systems or other healthcare providers.

Metropolitan Statistical Area (MSA or MISA)
MSAs or MISAs are geographical regions with relatively higher population densities at their core and have close economic ties throughout their area. MSAs and MISAs are defined by the Office of Management and Budget.

Net Operating Income (NOI)
NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, gains or loss on the sale of real estate properties or other investments, interest expense, and income tax expense. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. CHCT's use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing NOI.

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REPORTING DEFINITIONS (continued)

Physician Clinics (PC)
Physician clinics are freestanding healthcare facilities that are primarily devoted to the care of ambulatory patients, can be privately operated or publicly managed and funded, and typically provide primary healthcare needs of populations in local communities utilizing physicians and other healthcare providers.

Specialty Centers (SC)
Specialty centers include various types of centers which may, among others, include oncology centers, dialysis centers, urgent care centers, and blood plasma centers.

Surgical Centers and Hospitals (SCH)
Surgical centers and hospitals may include outpatient surgery centers where surgical procedures not requiring an overnight hospital stay are performed; as well as specialty hospitals that focus on providing care for certain conditions and performing certain procedures, such as cardiovascular and orthopedic surgery.

Total Capitalization
Debt plus stockholders' equity plus accumulated depreciation.

Community Healthcare Trust	Page | 25	3Q 2022 | Supplemental Information

DISCLAIMERS

FORWARD-LOOKING STATEMENTS

Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook," "continue," "projects," “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions.

Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Company’s other filings with the Securities and Exchange Commission from time to time.

NON-GAAP FINANCIAL MEASURES

This presentation includes EBITDAre, Adjusted EBITDAre, Adjusted EBITDAre Annualized, Net Operating Income (or NOI), Funds From Operations (or FFO), Adjusted Funds From Operations (or AFFO), and AFFO, Adjusted for Acquisitions, which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Community Healthcare Trust	Page | 26	3Q 2022 | Supplemental Information